Exhibit 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 13, 2000, included in the Ames Department Stores, Inc. Annual Report on Form 10-K for the fiscal year ended January 29, 2000 and to all references to our Firm included in this Registration Statement.



                                                  /s/ ARTHUR ANDERSEN LLP



New York, New York
September 11, 2000